Exhibit 10.1

AMENDMENT NO. 3

TO THE SETTLEMENT AGREEMENT AND MUTUAL RELEASES

This AMENDMENT NO. 3 TO THE SETTLEMENT AGREEMENT AND MUTUAL RELEASES ("Amendment No. 3") is made and entered into, as of the date on which it is fully executed, as indicated by the signatures below, by and among the Stilwell Group (as defined in the Settlement Agreement and Mutual Releases (the "Agreement")), Spencer L. Schneider, an individual, First Financial Northwest, Inc., a Washington corporation (the "Company"), Raymond J. Riley, an individual, Carl T. Hagberg and Associates, a sole proprietorship registered in New Jersey, and Victor Karpiak, an individual (collectively, "the parties" and each a "party").

RECITALS

WHEREAS, the parties entered into the Agreement as of December 20, 2012;

WHEREAS, the parties entered into Amendment No. 1 to the Agreement as of January 16, 2013 ("Amendment No. 1");

WHEREAS, the parties entered into Amendment No. 2 to the Agreement as of February 25, 2013 ("Amendment No. 2"); and

WHEREAS, the parties desire to further modify the Agreement to conform the provision of the Agreement regarding the return or destruction of confidential documents and information to the provision regarding the same in the Protective Order entered on July 27, 2012 in the Litigation, as defined in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which the parties hereby acknowledge, the parties hereto, intending to be legally bound, agree as follows:

TERMS

1.	Return/Destruction of Confidential Documents and Information
In Section 6.7 of the Agreement, the phrase "within sixty (60) days of the Effective Date" is replaced with "as amended from time to time".

2.	Communications

The parties agree that the Company will file with the U.S. Securities and Exchange Commission ("SEC") a Form 8-K announcing this Amendment No. 3, to which a copy of this Amendment No. 3 will be attached as exhibits.

3.	Miscellaneous

(a)           This Amendment No. 3 and the Agreement (as previously modified by Amendments No. 1 and 2) shall be read together, as one document, and together constitute the entire agreement among the parties regarding its subject matter and supersede any prior oral or written agreements among them (other than the Agreement as modified by Amendments No. 1 and 2 and this Amendment No. 3) regarding the subject matter contained herein.

(b)           Except as specifically provided herein, all terms and conditions of the Agreement (as modified by Amendments No. 1 and 2) shall remain in full force and effect, without waiver or modification.  In the event of any inconsistencies, the terms of this Amendment No. 3 shall govern.

(c)           All capitalized terms used in this Amendment No. 3 and not otherwise defined herein have the same meanings as when used in the Agreement (as modified by Amendments No. 1 and 2).

(d)           To facilitate execution, this Amendment No. 3 may be executed in any number of counterparts (including by facsimile and email/pdf transmission), each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment No. 3 binding on all the parties, notwithstanding that not all parties are signatories to the same counterpart.

(e)           This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of Washington, without regard to the conflict of law principles thereof.  Should any dispute arise between or among the parties regarding the interpretation or performance of this Amendment No. 3, the parties agree that such dispute shall be resolved in the Superior Court for the State of Washington in King County.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 as of the last date shown below.

VICTOR KARPIAK

/s/Victor Karpiak
Date: May 15, 2013

FIRST FINANCIAL NORTHWEST, INC.

By: /s/Victor Karpiak
[Print Name] /s/Victor Karpiak
Title: Chief Executive Officer Date: May 15, 2013

RAYMOND J. RILEY /s/Raymond J. Riley Date: May 16, 2015

CARL T. HAGBERG AND ASSOCIATES By:/s/Carl T. Hagberg [Print Name] Carl T. Hagberg Title: Chairman Date: May 16, 2015

THE STILWELL GROUP
Joseph Stilwell;
Stilwell Value Partners II, L.P.;
Stilwell Value Partners V, L.P.;
Stilwell Value Partners VI, L.P.;
Stilwell Value Partners VII, L.P.;
Stilwell Partners, L.P.;
Stilwell Associates, L.P.;
Stilwell Associates Insurance Fund of the
      S.A.L.I. Multi-Series Fund, L.P.;
Stilwell Value LLC; and

Stilwell Advisers LLC By: /s/Joseph Stilwell [Print Name]_____________________ Title: Manager Date: May 16, 2015

SPENCER L. SCHNEIDER /s/Spencer L. Schneider Date: May 16, 2015